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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): August 1, 2006


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                         1-15274                     26-0037077
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
    of incorporation )                                      Identification No.)


6501 Legacy Drive
Plano, Texas                                                         75024-3698
(Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Item 1.01         Entry into a Material Definitive Agreement

     On August 1, 2006, J. C. Penney Company, Inc. (the "Company") adopted a new form of Notice of Grant of Stock Options to be used in connection with grants of stock options pursuant to the Company's 2005 Equity Compensation Plan ("2005 Equity Plan") to executive officers who have signed Executive Termination Pay Agreements, a copy of the form of which was previously filed with the Commission.

     The form of grant notice sets forth the terms and conditions of stock options granted pursuant to the 2005 Equity Plan. The new form of Stock Option Grant Notice has been updated to reflect 100% vesting acceleration upon Involuntary Termination of the executive's employment, as defined in the Executive Termination Pay Agreement.

     A copy of the Form of Notice of Grant of Stock Options is filed herewith as
Exhibit 10.1 and is incorporated herein by reference.



   Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit 10.1      Form of Notice of Grant of Stock Options

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           J. C. PENNEY COMPANY, INC.



                                           By:   /s/ Joanne L. Bober
                                               -------------------------------
                                               Joanne L. Bober
                                               Executive Vice President,
                                               General Counsel and Secretary



Date:  August 7, 2006

                                  EXHIBIT INDEX

Exhibit Number             Description

Exhibit 10.1               Form of Notice of Grant of Stock Options

                                                                    Exhibit 10.1

JCPenney
J. C. Penney Company, Inc.                      Notice of Grant of Stock Options

2005 Equity                  -----------------------------------------------------------------------------------
Compensation Plan            Name               Date of Grant           Option Price Per Share
                             -----------------------------------------------------------------------------------
                             Employee ID        Unit Number             Area of Responsibility / District Number
                             -----------------------------------------------------------------------------------
                                                                        Number of NSO Shares Granted
                             -----------------------------------------------------------------------------------

This Notice of Non-Qualified (also known as "Non-Statutory") Stock Option ("NSO") gives you the right to purchase the total number of shares of Common Stock of 50 cent par value ("Common Stock") of J. C. Penney Company, Inc. ("Company") at the price per share as shown above. This option is subject to all the terms, rules, and conditions of the J. C. Penney Company, Inc. 2005 Equity Compensation Plan ("Plan") and the implementing resolutions ("Resolutions") approved by the Human Resources and Compensation Committee of the Board of Directors. Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Plan and the Resolutions. In the event of a change in capitalization of the Company or other similar event, the option price and number of shares shall be adjusted as provided in the Plan.

Terms of Exercise
------------------

Effective Exercise Date

When an option exercise instruction is given in conjunction with a sell order for the underlying stock that is a Sell-to-Cover Order, a Same-Day-Sale Exercise Order, a Limit Order or a Good-till Cancelled Order, the effective exercise date shall be the date on which such sale order is executed. For a Cash Payment (Exercise and Hold) transaction, the effective exercise date shall be the date the requisite funds are received by the Company at its home office in Plano, Texas, or such other location as the Company may designate, or by a third party duly designated by the Company at the offices of such third party. For a Stock Payment transaction, the effective exercise date shall be the date the properly completed option exercise form/instructions and any necessary accompanying documents and payment are received by the Company at its home office in Plano, Texas, or such other location as the Company may designate, or by a third party duly designated by the Company at the offices of such third party. Exercise instructions received after the close of the New York Stock Exchange for the day shall be deemed received as of the opening of the next Business Day (a "Business Day" being any day on which the New York Stock Exchange is open and operating). An effective exercise date shall never mean a non-Business Day. If any "effective exercise date," as defined above, falls on a day Common Stock is not traded, all transactions shall be postponed until the next trading day, and the effective exercise date shall be deemed to be the next trading date, unless such day is after the Normal Expiration Date (as defined below), in which case the option shall expire.

Transferability
----------------

This option may be assigned or transferred by will or the laws of descent and distribution. No Stock Option shall be exercisable except by you or (a) upon your incapacity, by your guardian or legal representative, or (b) upon your death, by the beneficiary you have designated on the J.C. Penney Company, Inc., Equity Compensation Plan Beneficiary Designation Form or in the absence of such beneficiary, your legal representative (collectively, "Legal Transferees").

Date Option Becomes Exercisable
--------------------------------

This option shall become exercisable ("vest") over a --------------- period in accordance with the following schedule:


----------------------------- -----------------------------------------------
     Normal Vesting Dates        Percent of this Option Grant vesting
----------------------------- -----------------------------------------------
----------------------------- -----------------------------------------------

----------------------------- -----------------------------------------------
----------------------------- -----------------------------------------------


This option shall be 100% vested on -----------------.

(Rev. 8/06)                     1                            (continued on back)

However, 100% of this option becomes immediately exercisable, without regard to these dates, upon a "Change of Control" (as defined in Attachment A) of the Company or in the event of Involuntary Termination (as defined in the Executive Termination Pay Agreement between you and J. C. Penney Corporation, Inc.), and a portion of this option becomes immediately exercisable, without regard to these dates, in the event of your employment termination due to retirement, death, or Disability, as described below.

Additional Exercise Terms Of This Option Are:
---------------------------------------------

While you are Employed
-----------------------

While you are employed by the Company, subsidiary, or other entity affiliated with the Company, you may exercise vested options any time on or after the Normal Vesting Dates until the Expiration Date of -------------- ("Normal Expiration Date").

This option can be exercised by:

    o   Cash Payment Method (Exercise and Hold)
    o   Stock Payment Method
    o   Same-Day-Sale Method
    o   Sell To Cover Method

After your Employment Termination
----------------------------------

In all cases, the option exercise period following termination of employment cannot extend beyond the applicable date described below or the Normal Expiration Date, whichever comes first.

1) Retirement, Death, or Disability:  If your employment terminates due to your:

    o   Retirement at age 60 or more,
    o   Retirement between ages 55 and 59 with at least 15 years of service,
    o   Death, or
    o   Disability,

     before the final Normal Vesting Date, you shall be entitled to a prorated number of stock options. The proration shall be based on the ratio of (a) the number of calendar days from the date of grant to the effective date of termination to (b) the total number of calendar days in the vesting period. The number of options that have already vested shall be subtracted from the prorated amount and the remaining prorated options shall become immediately exercisable. Any options which have not already vested or for which exercisability is not accelerated shall expire on such employment termination.

     If your employment terminates due to any of the three circumstances listed above, all vested stock options may be exercised for a period of five years after employment termination or until the option's Normal Expiration Date, whichever comes first.

2) Involuntary Termination (as defined in the Executive Termination Pay Agreement between you and J. C. Penney Corporation, Inc.) - If your employment terminates due to Involuntary Termination, this option shall become immediately exercisable and may be exercised until the option's Normal Expiration Date.

3)   Resignation, Summary Dismissal or Resignation in Lieu of Summary Dismissal:
     If your employment terminates due to your resignation, summary dismissal or resignation in lieu of summary dismissal, then this option shall expire as of the date of your employment termination.


This stock option grant does not constitute an employment contract. It does not guarantee employment for the length of the vesting period or for any portion thereof.

                                  Attachment A



A Change of Control Event shall have occurred if there is a change of ownership, a change of effective control, or a change in ownership of a substantial portion of the assets of the Company (as "Company" is defined in the J. C. Penney Company, Inc. 2005 Equity Compensation Plan).

     1. Change of ownership occurs on the date that a person or persons acting as a group acquires ownership of stock of the Company that together with stock held by such person or group constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation.

     2. Notwithstanding whether the Company has undergone a change of ownership, a Change of Effective control occurs (a) when a person or persons acting as a group acquires within a 12-month period 35 percent of total voting power of the stock of the Company or (b) a majority of the board of Directors is replaced within 12 months if not previously approved by a majority of the members. A change in effective control also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control Event, i.e. multiple change in control events.

     3. Change in ownership of a substantial portion of the Company's assets occurs when a person or persons acting as a group acquires assets that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all assets of the Company immediately prior to the acquisition. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to -
          (i) A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;
          (ii) An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company;
          (iii) A person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or
          (iv) An entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii).

Persons will not be considered to be acting as a group solely because they purchase assets of the Company at the same time, or as a result of the same public offering. However persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company.